UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 29, 2014

SciQuest, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34875	56-2127592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3020 Carrington Mill Blvd., Suite 100, Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 659-2100

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On July 29, 2014, SciQuest, Inc. (the “Company”) entered into that certain Assignment and Assumption of Lease (the “Assignment”) with TrialCard Incorporated (“TrialCard”), pursuant to which the Company assigned, and TrialCard assumed, all of the Company’s right, title and interest in that certain Office Lease, dated May 17, 2005, by and between the Company and Duke Realty Limited Partnership (the “Lease”).  Pursuant to the Assignment, the Company will pay TrialCard an amount equal to $20,098 as an estimate of “Additional Rental Adjustments Payments” that are expected to be payable under the Lease, which amount will be subject to adjustment based on the actual amounts of Additional Rental Adjustments Payments that become due under the Lease.

In connection with the Assignment, the Lease was amended pursuant to that certain Seventh Amendment to Office Lease by and between the Company and ERGS II REO Owner, LLC (the “Landlord”), the successor-in-interest to Duke Realty Limited Partnership (the “Seventh Amendment”).  The Seventh Amendment, as a condition to the Landlord’s consent to the Assignment, requires the Company to make a lump sum payment to Landlord in the amount of $685,434 as a partial prepayment of certain rental payments owing under the Lease for future lease periods.

Item  9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1†	Assignment and Assumption of Lease, dated July 29, 2014, by and between SciQuest, Inc. and TrialCard Incorporated
10.2†	Seventh Amendment to Lease, dated July 29, 2014, by and between SciQuest, Inc. and ERGS II REO Owner, LLC
10.3†	Landlord Consent, dated July 29, 2014, by and between SciQuest, Inc., ERGS II REO Owner, LLC and TrialCard Incorporated

 _________________

†

Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIQUEST, INC.
Date: August 1, 2014
	By:	/s/ Stephen J. Wiehe
Stephen J. Wiehe
President and Chief Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

10.1	Assignment and Assumption of Lease, dated July 29, 2014, by and between SciQuest, Inc. and TrialCard Incorporated
10.2	Seventh Amendment to Lease, dated July 29, 2014, by and between SciQuest, Inc. and ERGS II REO Owner, LLC
10.3	Landlord Consent, dated July 29, 2014, by and between SciQuest, Inc., ERGS II REO Owner, LLC and TrialCard Incorporated